Exhibit 99.2

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004
(in US dollars)

                                                          Wireless Age      Knowlton Pass
                                                         Communications      Electronics       Pro-forma
                                                               Inc.              Inc.         Adjustments        Pro-forma
Product
     Sales - products                                      12,600,027           113,975                --       12,714,002
     Cost of sales - products                              10,193,366            65,331                --       10,258,697
                                                          -----------------------------------------------      -----------
Gross profit - product sales                                2,406,661            48,644                --        2,455,305

Activation commission and residual revenues                 2,609,134                --                --        2,609,134
                                                          -----------------------------------------------      -----------

Gross profit                                                5,015,795            48,644                --        5,064,439

Selling and administrative expenses                         5,072,689           405,313                --        5,478,002
                                                          -----------------------------------------------      -----------

Loss from operations                                          (56,894)         (356,669)               --         (413,563)

Amortization                                                  239,312             3,483                --          242,795
Interest expense                                              102,076             9,281                --          111,357
                                                          -----------------------------------------------      -----------

Loss before under-noted items                                (398,282)         (369,433)               --         (767,715)

Other expenses (income)
     Foreign exchange losses (gains)                          (57,153)               --                --          (57,153)
     Non-operating interest expense                           131,580                --                --          131,580
     Loss on investments, net                                 138,572                --                --          138,572
     Writedown of goodwill and intangible assets            1,216,146                --                --        1,216,146
     Loss on termination of acquisition                       179,635                --                --          179,635
                                                          -----------------------------------------------      -----------
                                                            1,608,780                --                --        1,608,780
                                                          -----------------------------------------------      -----------
Loss before share of loss from equity accounted
     investment and non-controlling interest               (2,007,062)         (369,433)               --       (2,376,495)

Share of loss from equity accounted investment                (34,775)               --                --          (34,775)
                                                          -----------------------------------------------      -----------

Loss before non-controlling interest                       (2,041,837)         (369,433)               --       (2,411,270)

Non-controlling interest                                       (1,535)               --                --           (1,535)
                                                          -----------------------------------------------      -----------

Loss for the year                                          (2,043,372)         (369,433)               --       (2,412,805)
                                                          ===============================================      ===========

Loss per share                                                  (0.09)                                               (0.11)
                                                          =============================                        ===========
Weighted average number of common shares outstanding       21,776,481           540,000                         22,316,481
                                                          =============================                        ===========

WIRELESS AGE COMMUNICATIONS, INC.
PRO FORMA BALANCE SHEET
AS AT JUNE 30, 2005
(in US dollars)

                                            Wireless Age
                                           Communications,    Knowlton Pass       Pro-forma    Pro-forma     Pro-forma
                                                Inc.         Electronics Inc.    Adjustments     Notes
ASSETS
Current
Cash and cash equivalents                        370,298                --                --                   370,298
Accounts receivable - trade                    2,366,284            98,286                --                 2,464,570
Inventories                                    1,884,531            22,064                --                 1,906,595
Prepaid and deposits                              60,214                --                --                    60,214
                                             -----------------------------------------------               -----------
                                               4,681,327           120,350                --                 4,801,677
                                             -----------------------------------------------               -----------

Capital Assets                                   453,134            31,458                --                   484,592
Due from related parties                         985,885                --                --                   985,885
Notes receivable                                 532,999                --          (532,999)(2)                    --
Investments                                       56,177                --                --                    56,177
Intangible assets                              1,338,654                --                --                 1,338,654
Goodwill                                       4,348,280                --           934,618 (1)             5,282,898
                                             -----------------------------------------------               -----------
                                              12,396,456           151,808           401,619                12,949,883
                                             -----------------------------------------------               -----------
LIABILITIES
Current
Bank indebtedness                                398,525            22,438                --                   420,963
Accounts payable and accruals                  4,054,751           247,087                --                 4,301,838
Customer deposits                                 11,794                --                --                    11,794
Deferred revenue                                      --            64,908                --                    64,908
Current portion of long-term debt                268,990                --                --                   268,990
                                             -----------------------------------------------               -----------
                                               4,734,060           334,433                                   5,068,493
                                             -----------------------------------------------               -----------

Shareholder loans                                 92,509             3,264                --                    95,773
Due to related parties                                --           532,999          (532,999)(2)                    --
Non controlling interest                           1,283                --                --                     1,283
                                             -----------------------------------------------               -----------
                                               4,827,852           870,696          (532,999)                5,165,549
                                             -----------------------------------------------               -----------

SHAREHOLDERS' EQUITY
Common stock                                      28,431               306               234 (1)                28,971
Additional paid in capital                     9,194,549                --           215,190 (1)             9,409,739
Retained earnings (deficit)                   (1,802,587)         (719,194)          719,194 (1)            (1,802,587)
Other comprehensive income                       148,211                --                --                   148,211
                                             -----------------------------------------------               -----------
                                               7,568,604          (718,888)          934,618                 7,784,334

                                             -----------------------------------------------               -----------
                                              12,396,456           151,808           401,619                12,949,739
                                             -----------------------------------------------               -----------

 Check row                                            --                --                --                        --

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005
(in US dollars)

                                                           Wireless Age
                                                         Communications    Knowlton Pass       Pro-forma             Pro-forma
                                                               Inc.       Electronics Inc.    Adjustments
Product
     Sales - product                                         5,450,315            160,163         (41,136) (3)        5,569,342
     Cost of sales - product                                 4,259,313            201,494         (41,136) (3)        4,419,671
                                                           ----------------------------------------------          ------------
Gross profit - product                                       1,191,002            (41,331)             --             1,149,671

Commissions, residuals and royalties                           915,539                 --              --               915,539
                                                           ----------------------------------------------          ------------

Gross profit                                                 2,106,541            (41,331)             --             2,065,210

Selling and administrative expenses                          1,688,040            281,546                             1,969,586
                                                           ----------------------------------------------          ------------

Earnings (loss) from operations                                418,501           (322,877)             --                95,624

Amortization                                                    64,555              3,412              --                67,967
Interest expense                                                 5,838                 --              --                 5,838
                                                           ----------------------------------------------          ------------

Loss before under-noted items                                  348,108           (326,289)             --                21,819

Other expenses
     Foreign exchange losses (gains)                            10,368                 --                                10,368
     Non-operating interest expense, net                            --                 --              --                    --
     (Gain) on disposal of investments                         (35,853)                --              --               (35,853)
                                                           ----------------------------------------------          ------------
                                                               (25,485)                --              --               (25,485)
                                                           ----------------------------------------------          ------------

Loss before non-controlling interest                           373,593           (326,289)             --                47,304

Share of loss of equity accounted investment                   (32,616)                --              --               (32,616)
                                                           ----------------------------------------------          ------------

Loss before minority interest                                  340,977           (326,289)             --                14,688

Minority interest                                                   --                 --              --                    --
                                                           ----------------------------------------------          ------------

Net loss                                                       340,977           (326,289)             --                14,688
                                                           ==============================================          ============

Loss per share                                                   0.012                                                    0.001
                                                           ==============================                          ============
Weighted average number of common shares outstanding        28,394,782            540,000                            28,934,782
                                                           ==============================                          ============

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND JUNE 30, 2005

Note 1      BASIS OF PRESENTATION

            The unaudited pro forma condensed statement of operation of Wireless Age Communications, Inc. ("Wireless Age" or the "Company") for the year ended December 31, 2004 and six months ended June 30, 2005 give effect to the acquistion of Knowlton Pass Electronics, Inc. ("Knowlton") as if it had been completed on January 1, 2004. The unaudited pro forma balance sheet as at June 30, 2005 gives effect to the acquisition of Knowlton as if it had occurred on June 30, 2005.

            The unaudited pro forma statements of operations and unaudited pro forma balance sheet were derived by adjusting the historical financial statements of the Company for the acquisition of Knowlton. The unaudited pro forma balance sheet and statement of operations are provided for informational purposes only and should not be construed to be indicative of the Company's financial position or results of operations had the transaction been consummated on the date assumed and do not project the Company financial position or results of operations for any future period or date.

            The unaudited pro forma balance sheet and statement of operations and accompanying notes should be read in conjunction with the Company's historical financial statements and notes thereto included in the Company's Form 10-KSB for the year ended December 31, 2004, its quarterly report for the quarter ended June 30, 2005.

            Knowlton is a Canadian company, however the financial statements of Knowlton were prepared in accordance with generally accepted accounting principles from the United States.

            The financial statements of Knowlton have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

            - Revenue and expenses for the one year period ended December 31, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.773389 US.

            - Revenue and expenses for the six month period ended June 30, 2005 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.808406 US.

            - Assets and liabilities in the balance sheet as at June 30, 2005 are converted at the period close rate of one Canadian dollar equals $0.816060 US.

Note 2      BUSINESS ACQUISITIONS

            KNOWLTON PASS ELECTRONICS INC.

            On July 31, 2005, Wireless Age acquired all of the issued and outstanding common shares of Knowlton Pass Electronics Inc. in exchange for 540,000 shares of Wireless Age. The consolidated financial statements of Wireless Age include the operating results of Knowton from the date of acquisition on July 31, 2005. The aggregate purchase price was $215,730 representing 540,000 common shares.

            The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

               Current assets                                         120,350
               Capital assets                                          31,458
               Goodwill                                               934,618
               Current liabilities                                   (870,696)
                                                                    ---------
               Net assets acquired at fair values                   $ 215,730
                                                                    =========

               Total consideration:
               540,000 common shares of the Company                 $ 215,730
                                                                    =========

            The excess of purchase price over net assets acquired amounted to $934,618 that which has temporarily been assigned to goodwill.

Note 3      PRO-FORMA ADJUSTMENTS

            The unaudited pro-forma financial statements contain the following pro-forma adjustments:

               (1)
               Goodwill                                                      934,618
               Common stock                                                     (234)
               Additional paid in capital                                   (215,190)
               Retained earnings                                            (719,194)
                                                                           ---------
               To record purchase of Knowlton and issuance of shares       $      --
                                                                           =========
               (2)
               Due to related parties                                        532,999
               Goodwill                                                     (532,999)
                                                                           ---------

               To eliminate note receivable upon consolidations            $      --
                                                                           =========

               (3)
               Sales                                                          41,136
               Cost of sales                                                 (41,136)
                                                                           ---------
               To eliminate intercompany sales                             $      --
                                                                           =========

Note 4      PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

            Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.